Changes in Inventories of Finished Goods and Work in Progress - Summary of Increase in Inventories of Finished Goods and Work In Progress (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Changes In Inventories Of Finished Goods And Work In Progress [Abstract]
Increase/(decrease) in inventories of work in progress	€ (755)	€ 2,100	€ 414
Increase/(decrease) in inventories of finished goods	786	542	616
Write-downs	(806)	(1,882)	(462)
Total	€ (776)	€ 760	€ 568